UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana Street
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2026, CenterPoint Energy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, PNC Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the underwritten public offering of $700,000,000 aggregate principal amount of the Company’s 6.400% Fixed-to-Fixed Reset Rate Junior Subordinated Notes, Series E, due 2058 (the “Notes”). The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-295924).

The Notes are being issued pursuant to the Junior Subordinated Indenture, dated as of August 14, 2024 (the “Junior Subordinated Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture No. 4 to the Junior Subordinated Indenture to be dated as of August 3, 2026, between the Company and the Trustee (the “Supplemental Indenture”) with respect to the Notes. The form, terms and provisions of the Notes are further described in the Supplemental Indenture and the prospectus supplement of the Company dated July 30, 2026, together with the related prospectus dated May 15, 2026, as filed with the U.S. Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, on July 31, 2026, which description is incorporated herein by reference.

The Notes will be the Company’s unsecured obligations and will rank junior and subordinate in right of payment to the prior payment in full of the Company’s existing and future Senior Indebtedness (as defined in the Supplemental Indenture). Interest on the Notes will accrue from August 3, 2026 and is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2027. The Notes will mature on August 15, 2058. The Notes will bear interest (i) from and including August 3, 2026 to, but excluding, August 15, 2033 at the rate of 6.400% per annum and (ii) from and including August 15, 2033, during each five-year period following August 15, 2033 (each such five-year period, an “Interest Reset Period”) at a rate per annum equal to the Five-Year Treasury Rate (as defined in the Supplemental Indenture) as of two business days prior to the beginning of the applicable Interest Reset Period plus a spread of 1.885%, with such rate per annum to be reset on each five-year anniversary of August 15, 2033; provided that the interest rate during any Interest Reset Period will not reset below 6.400% per annum (which is the same interest rate as in effect from and including the original issue date to, but excluding, August 15, 2033). So long as no Event of Default (as defined in the Supplemental Indenture) with respect to the Notes has occurred and is continuing, the Company may, at its option, defer interest payments on the Notes, from time to time, for one or more deferral periods of up to 20 consecutive semi-annual interest payment periods, except that no such Optional Deferral Period (as defined in the Supplemental Indenture) may extend beyond the final maturity date of the Notes or end on a day other than the day immediately preceding an interest payment date.

During any Optional Deferral Period, the Company (and its majority-owned subsidiaries, as applicable) will not (subject to certain exceptions as described in the Supplemental Indenture): (i) declare or pay any dividends or distributions on any of the Company’s capital stock; (ii) redeem, purchase, acquire or make a liquidation payment with respect to any of the Company’s capital stock; (iii) pay any principal, interest (to the extent such interest is deferrable) or premium on, or repay, repurchase or redeem any of the Company’s indebtedness that ranks equally with or junior to the Notes in right of payment (including debt securities of other series); or (iv) make any payments with respect to any guarantees by the Company of any indebtedness if such guarantees rank equally with or junior to the Notes in right of payment.

The Underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. In the ordinary course of their respective businesses, certain of the Underwriters and/or their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, trust or investment management transactions with the Company and its affiliates for which they have received, and will in the future receive, customary compensation.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Junior Subordinated Indenture and the form of the Supplemental Indenture No. 4 (including the form of the Notes), each of which have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other person, any state of affairs or other matters.

(d)            Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement dated July 30, 2026, among CenterPoint Energy, Inc., Mizuho Securities USA LLC, PNC Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as representatives of the several Underwriters named in Schedule I thereto.
4.1	Junior Subordinated Indenture, dated as of August 14, 2024, between CenterPoint Energy, Inc. and The Bank of New York Mellon Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024).
4.2	Form of Supplemental Indenture No. 4, to be dated as of August 3, 2026, to the Junior Subordinated Indenture, between CenterPoint Energy, Inc. and The Bank of New York Mellon Trust Company, National Association, as trustee.
4.3	Form of CenterPoint Energy, Inc.’s 6.400% Fixed-to-Fixed Reset Rate Junior Subordinated Notes, Series E, due 2058 (included in Exhibit 4.2 hereto).
5.1	Opinion of Baker Botts L.L.P. regarding validity of the Notes.
8.1	Opinion of Baker Botts L.L.P. regarding certain tax matters related to the Notes.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: July 31, 2026	By:	/s/ Russell K. Wright
Russell K. Wright
Vice President and Chief Accounting Officer